Supplement No. 1 dated December 6, 1996
                                       to
                         Prospectus dated August 1, 1996
                                       for
                      STATE STREET RESEARCH MANAGED ASSETS
                 a series of State Street Research Income Trust



Management of the Fund

    Under the above caption at page 27 of the Prospectus, the seventh paragraph is revised in its entirety as follows:

        "Peter C. Bennett is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bennett has managed the Fund since December 1996. Mr. Bennett's principal occupation currently is Executive Vice President and Director of State Street Research & Management Company. Mr. Bennett also serves as Chief Investment Officer -- Equities and is a member of the Management Committee of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager. Mr. Bennett has investment discretion over the entire portfolio of the Fund, makes investment decisions as to specific securities holdings, allocates and continually adjusts such allocations of investments among equity and fixed income securities and among different industry sectors. The portfolio manager uses a team approach on behalf of the Fund and has delegated purchase and sale authority for defined portions of the portfolio to other officers of the Investment Manager. The team members focus on different investment areas within the Fund's sectors, such as international securities, high-yield high-risk securities, large- and small-capitalization equities, investment grade debt, etc."